KEYSTONE
FAMILY OF FUNDS

[diamond]

Balanced Fund (K-1)
Diversified Bond Fund (B-2)
Growth and Income Fund (S-1)
High Income Bond Fund (B-4)
International Fund Inc.
Liquid Trust
Mid-Cap Growth Fund (S-3)
Precious Metals Holdings, Inc.
Quality Bond Fund (B-1)
Small Company Growth Fund (S-4)
Strategic Growth Fund (K-2)
Tax Free Fund

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospec-tus. The prospectus contains important information about
The Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Evergreen Keystone funds, contact your financial adviser or call Evergreen Keystone.

{GRAPHIC} Evergreen Keystone Funds

P.O. Box 2121
Boston Massachusetts 02106-2121

KEYSTONE

{GRAPHIC} LEAVES

GROWTH AND
INCOME FUND (S-1)

{GRAPHIC} Evergreen Keystone Funds

SEMIANNUAL REPORT
FEBRUARY 28, 1997

S1-R-4/97
20.1M                {RECYCLED LOGO}

PAGE 1
-------------------------------------
Keystone Growth and Income Fund (S-1)
Seeks growth of capital and long-term growth of income.

Dear Shareholder:

We are pleased to report to you on the activities of Keystone Growth and Income Fund (S-1) for the six-month period which ended February 28, 1997. Following our letter to you, we have included a discussion with your Fund's manager and complete financial information.

Performance

Your Fund produced a total return of 18.22% for the six months and 21.56% for the twelve months which ended February 28, 1997. The benchmark Standard & Poor's 500 Stock Index (S&P 500) returned 22.53% and 26.15% for the same six- and 12-month periods.

  We believe your Fund successfully met its objective of growth of capital as it delivered strong double-digit returns. Although the S&P 500 Stock Index delivered higher total returns for the corresponding periods, those results were attributed to a handful of large companies, and not a cross-section of the large-capitalization stocks in which your Fund invests.

A hard-to-predict market

The Fund experienced a combination of conflicting market influences during the six-month period. On the positive side, it owned some of the market's best performing stocks. General Electric, Coca-Cola and Intel were among the Fund's top ten holdings at the end of February 1997. These companies, and a few other large-capitalization brand-name stocks, led the market during the six months.

  Despite owning these successful investments, your Fund did not escape market turbulence, especially in late January and February 1997, at which time the Fund's gains were set back by a series of unexpected downturns.

  The events of these first two months of 1997 provided a good illustration of how unpredictable market events were during the six-month period. The calendar year started with powerful stock-market momentum, bolstered by substantial inflows of money into stock mutual funds. Investors were overwhelmingly choosing large-cap mutual funds, pushing the S&P 500 up more than 9% by the third week of January. Not surprisingly, stock investors were unable to digest an ascent that steep and began taking profits. The market correction continued through February, spilling into telecommunications, electronics, semiconductors and energy services, and affecting some of the dominant, brand-name companies, like Cisco Systems or U.S. Robotics, which had been the market favorites up to that point.

  Although your Fund anticipated a correction in stock prices and took profits in many of its telecommunications and oil stocks in the fall of 1997, the modest weightings that remained felt the impact of the downturn. The February correction held back your Fund's performance for the six-month period which ended on February 28, 1997.

                                                                   (continued)

PAGE 2
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Keystone Growth and Income Fund (S-1)

Investment strategy

During the six-month period, the Fund maintained its strategy of emphasizing stocks of leading growth companies. About two-thirds of the portfolio was invested in highly visible, core-growth stocks, such as General Electric and the other names which we mentioned above. Throughout the six-month period, the portfolio was overweighted relative to the S&P 500 in interest-sensitive stocks, including finance, insurance, and real estate investment trust (REITs). We felt that the acquisitions in banks, combined with aggressive restructuring, cost-cutting, and stock buy-backs, would result in higher profit margins and steady earnings growth. Drugs and health care were also among the Fund's top ten industries.

Outlook

Looking ahead, we are cautiously optimistic about investing in stocks, especially for the long term. On March 25, shortly after the end of the fiscal period, the Federal Reserve Board raised short-term interest rates by one-quarter of one percent. At this writing, the possibility exists for further increases in interest rates. In the short term, it is possible that the stock market may continue to react dramatically to interest rate increases and experience further consolidation. As we have said in past reports, such corrections are normal and can be healthy. We believe that the Federal Reserve is attempting to anticipate and control a re-emergence of inflation. Up until now, the stock market's strong performance has been fueled by moderate, balanced economic growth, relatively low inflation, and rising corporate profits. This is a very friendly environment for the stock market. If the Federal Reserve is successful, it can prolong both these favorable conditions and the upward movement of the stock market.

Sincerely,

Albert H. Elfner, III
Chairman
Keystone Investment
Management Company

George S. Bissell
Chairman of the Board
Keystone Funds
                                  {GRAPHIC] Elfner             {GRAPHIC} Bissell
                                 Albert H. Elfner, III         George S. Bissell

PAGE 3
-------------------------------------

A Discussion With
Your Fund Manager

Judith A. Warners is Portfolio Manager of Keystone Growth and Income Fund (S-1). A member of the Security Analyst Society, Ms. Warners has more than 17 years of investment management experience. She holds a BA from Curry College and an MBA from Babson College. She is a member of the Keystone core equity team.

Q What was the environment like for growth stocks during the six-month period which ended February 28, 1997?

A The economic conditions were generally very favorable. The economy was growing at a moderate rate, and both inflation and interest rates were stable. Investors felt relatively confident that the Federal Reserve would not raise interest rates before the presidential elections in November. It seemed that the summer correction in technology stocks created a need among investors to set a steadier course. Consequently, the "blue-chip" style came back into vogue. The S&P 500 Stock Index continued to advance through the months of September, October, and November, led by such corporate stalwarts as Intel and General Electric. The rally was interrupted in December by the mounting fears of rising interest rates, but it resumed in January 1997, when it became apparent the rates would not rise in the immediate future. However, at the end of January and through February, the market faltered again.

Q What was the reason for the apparent volatility of stocks during the six-month period?

A The uncommon strength of the stock rally was one reason. People could not digest the S&P 500 advancing several percentage points in one month. The correction in December followed a 7.59% advance of the S&P 500 in November. Similarly, the February downturn began in late January, after the S&P 500 advanced more than 9%.

  Another reason for investors' uncertainty was the lack of uniformity in the market. Some sectors, particularly small- and mid-cap technology stocks, never fully recovered from the July correction. Investors turned to the highly liquid, large-capitalization companies, and those stocks had a considerable performance advantage over small-company stocks during the six-month period.

Q  How did you manage the Fund in this environment?

A We maintained our strategy of investing in stocks of established, high-quality companies. About two-thirds of the portfolio was invested in highly visible core growth names, such as General Electric, Coca-Cola, Intel and Merck&Co. For the remaining portion, we explored sectors we found promising, like oil services and real estate investment trusts (REITs). These were good investments for the Fund.

Q In addition to the core growth companies, did you pursue any other themes?

A We looked for turnaround situations, where we believed earnings could accelerate because of some visible catalysts for change, like selling off businesses,

PAGE 4
-------------------------------------
Keystone Growth and Income Fund (S-1)

Your Fund Invests In
(bullet) Established companies with attractive earnings growth.
(bullet) Companies with experienced management, a dominant market position and solid balance sheets.
(bullet) Turnaround situations and undervalued stocks.
(bullet) Primarily large and mid-sized companies, such as those contained in the S&P 500 and the S&P 400 Mid-Cap indexes.
(bullet) U.S. stocks and stocks of established foreign companies.

setting new performance goals, or cutting costs. We bought Manpower, the largest non-governmental employment services company in the world. It became attractive to us after a sell-off following a severe downturn in the French employment environment. Another example was Federal Mogul, an auto-parts company that reorganized after a period of major underperformance. It brought in new management, shed unprofitable businesses and created ambitious performance standards and return goals.

  Another area we explored were companies that were takeover candidates. MFS Communications was a success story. We held the name not only because the company was in a rapidly growing market and using the right strategies, but also in anticipation that they could attract a buyer, and that's precisely what occurred. They were taken over by Worldcom.

  Finally, to help enhance the Fund's yield, we bought some convertible bonds, and those securities did well.

Q   Did you make any major changes to the portfolio?

A We've had no major shifts. We felt the bull market has run up high returns, but these have been concentrated among few large performers. However, in the fall we increased our natural gas holdings somewhat. We felt there were opportunities in natural gas and in oil services. Conversely, we reduced our holdings in technology in favor of energy stocks. Drugs and health care remained among our larger holdings. Our top industry sectors were interest-sensitive stocks, including finance, insurance and REITS, comprising about 21% of the portfolio. We were overweighted in finance relative to the S&P 500 during the six-month period. Within the finance sector, we no longer concentrated on large banks, some of which we felt had become overvalued, but instead diversified across financial services, brokerage insurance, and regional banks.

Q   Are you concerned about the potential volatility of interest-sensitive holdings if interest rates were to go up in 1997?

A The direction of interest rates is a factor in the performance of these stocks, but that had little impact on our decision to buy them. We liked their mix of businesses, profitability, earnings outlooks, managements, market shares and new sensitivity to shareholder values. We felt these were healthy, well-run companies, not an interest-rate play. These stocks have continued to surprise us with their strong earnings and positive performance, despite market volatility. If interest rates were to rise significantly, we would need to reassess each company on its own merit, as we do with every other stock we own.

Q   Can you provide examples of success stories?

A There were quite a few, led by Intel. Intel's total return for the 12 months which ended on February 28, 1997 was an astounding 167.09%. And that was after the February correction, when the stock lost about 20 points. The chart on the following page shows the Fund's top 10 holdings at the end of February. All 10 were successful investments, as they met or exceeded our expectations.

Top 5 Industries
as of February 28, 1997

               Percentage of
Industry       net assets
----------------------------
Finance              17.1%
----------------------------
Drugs                8.4%
----------------------------
Oil                  7.3%
----------------------------
Foods                6.7%
----------------------------

PAGE 5
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Q   How about examples of disappointments?

A The disappointments had more to do with the timing of our sell decisions than with any substantial loss in any one stock. For example, we wished we had sold oil service stocks a little earlier. We did take some profits, but not enough, and the February correction hurt that sector. Likewise, the few mid-cap names we held were disappointing as large-cap companies dominated the market.

Q   What's your sell strategy?

A We have a target price at which we sell, but we have modified it in this bull market. We sell a stock when we believe its position in the market has declined, or the company's internal structure has deteriorated, or earnings visibility has clouded. If a company announces it will not meet its earnings projections in the next quarter, we take a careful look to determine the likelihood that the shortfall might continue over a longer period of time. We may decide to trim the stock or sell.

Q   What types of defensive strategies do you apply?

A We believe the best defense for Keystone Growth and Income Fund is extensive bottom-up research. We try to be vigilant about valuations on a stock-by-stock basis and we don't try to time the market. We tend to be almost fully invested. Our cash positions are generally no more than 6% of the Fund and no less than 2%. We occasionally buy defensive stocks like utilities. Our REITs and convertibles do provide additional levels of yield, with the S&P's yield being so low.

Q   What is your outlook?

A We have a cautiously positive outlook. We think the economy will continue to grow at a moderate rate and inflationary pressures will remain low. On March 25, 1997, the Federal Reserve Board raised short-term interest rates by a quarter of a percent. There is a possibility that future increases will follow, causing short-term volatility. We feel that the Fed's move was more designed to prevent an acceleration in the economic growth, than based on any tangible signs of inflation. We think the Fund is well positioned to participate in the stock market events in 1997. We own many excellent companies that have been around through many economic cycles and have generated growth of capital over the long term.

Top 10 Holdings
as of February 28, 1997

                                                          Percentage of
Stock                          Industry                   net assets
-----------------------------------------------------------------------
General Electric               Capital goods                     2.6
-----------------------------------------------------------------------
Coca-Cola                      Foods                             2.5
-----------------------------------------------------------------------
Royal Dutch                    Oil                               1.8
-----------------------------------------------------------------------
Johnson & Johnson              Drugs                             1.7
-----------------------------------------------------------------------
Exxon                          Oil                               1.6
-----------------------------------------------------------------------
Beacon Properties, REIT        Finance                           1.5
-----------------------------------------------------------------------
Intel                          Electronics Products              1.5
-----------------------------------------------------------------------
Rhone-Poulenc Rorer            Drugs                             1.5
-----------------------------------------------------------------------
Phillip Morris                 Foods                             1.5
-----------------------------------------------------------------------
Bank of Boston                 Finance                           1.5
-----------------------------------------------------------------------

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This column is intended to answer questions
about your Fund. If you have a question
you would like answered, please write to:
Evergreen Keystone Investment Services, Inc.,
Attn: Shareholder Communications,
22nd Floor 200 Berkeley Street,
Boston, Massachusetts 02116-5034.

PAGE 6
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Keystone Growth and Income Fund (S-1)

Your Fund's Performance

{GRAPHIC} MOUNTAIN CHART

Growth of an investment in
Keystone Growth and Income Fund (S-1)


MOUNTAIN CHART PLOT POINTS
          Initial       Reinvested
          Investment    Distributions
2/87      10000         10000
           8636          9350
2/89       8990         10029
          10257         11816
2/91      10126         13324
          10603         15236
2/93      10415         15596
          10305         16773
2/95       9375         16381
          10690         21581
2/97      11464         26234

A $10,000 investment in Keystone Growth and Income Fund (S-1) made on February 28, 1987 with all distributions reinvested was worth $26,235 on February 28, 1997. Past performance is no guarantee of future results.


Six-Month Performance      as of February 28, 1997
--------------------------------------------------
Total return*                                18.22%
Net asset value 8/31/96                     $25.05
                2/28/97                     $26.23
Dividends                                   $ 0.10
Capital gains                               $ 3.18

*Before deduction of contingent deferred sales charge (CDSC).

Historical Record          as of February 28, 1997
--------------------------------------------------
                                 If you     If you did
Cumulative total return         redeemed    not redeem
1-year                            18.56%       21.56%
5-year                            72.19%       72.19%
10-year                          162.35%      162.35%
Average annual total return
1-year                            18.56%       21.56%
5-year                            11.48%       11.48%
10-year                           10.13%       10.13%


The one-year return reflects the deduction of the 3% contingent deferred sales charge for those investors who sold Fund shares after one calendar year. Investors who retained their fund investment received the one-year return reported in the second column of the table.

  The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

  You may exchange your shares for another Keystone fund by phone or in writing. You may also exchange funds using Keystone's Automated Response Line
(KARL). The Fund reserves the right to change or terminate the exchange offer.

PAGE 7
-------------------------------------

Glossary of
Mutual Fund Terms

  MUTUAL FUND--A company which combines the investment money of many people whose financial goals are similar, and invests that money in a variety of securities. A mutual fund allows the smaller investor the benefits of diversification, professional management and constant supervision usually available only to large investors.

  PORTFOLIO MANAGER--An investment professional who is responsible for managing a portfolio's assets prudently and making appropriate investment decisions, such as which securities to buy, hold and sell, based on the investment objectives of the portfolio.

  STOCK--Equity or ownership interest in a corporation, which represents a claim on the corporation's assets and earnings.

  BOND--Security issued by a government or corporation to those from whom it has borrowed money. A bond usually promises to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

  CONVERTIBLE SECURITY--A corporate security (usually preferred stock or bonds) that is exchangeable for a set number of another security type (usually common stocks) at a pre-stated price.

  MONEY MARKET FUND--A mutual fund whose assets are invested in a diversified portfolio of short-term securities, including commercial paper, bankers' acceptances, certificates of deposit and other short-term instruments. The fund pays income which can fluctuate daily. Liquidity and safety of principal are primary objectives.

  NET ASSET VALUE (NAV) PER SHARE--The value of one share of a mutual fund. The NAV pershare is determined by subtracting a fund's total liabilities from its total assets, and dividing that amount by the number of fund shares outstanding.

  DIVIDEND--A per share distribution of the income earned from the fund's portfolio holdings. When a dividend distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

  CAPITAL GAIN--The profit from the sale of securities, less any losses. Capital gains are paid to fund shareholders on a per share basis. When a capital gain distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

  YIELD--The annualized rate of income as measured against the current net asset value of fund shares.

  TOTAL RETURN--The change in value of a fund investment over a specified period of time, taking into account the change in a fund's market price and the reinvestment of all fund distributions.

  SHORT-TERM--An investment with a maturity of one year or less.

  LONG-TERM--An investment with a maturity of greater than one year.

  AVERAGE MATURITY--The average number of days until the notes, drafts, acceptances, bonds or other debt instruments in a portfolio become due and payable.

  OFFERING PRICE--The offering price of a share of a mutual fund is the price at which the share is sold to the public.

PAGE 8
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Keystone Growth and Income Fund (S-1)

SCHEDULE OF INVESTMENTS--February 28, 1997 (Unaudited)

                                                       Market
                                          Shares        Value
 -------------------------------------- ---------  --------------
COMMON STOCKS (95.5%)
ADVERTISING & PUBLISHING (0.3%)
Tribune Co.                                20,000    $   785,000
 -------------------------------------- ---------  --------------
AEROSPACE (1.1%)
Boeing Co. (The)                           14,000      1,424,500
United Technologies Corp.                  10,300      1,550,150
 -------------------------------------- ---------  --------------
                                                       2,974,650
 -------------------------------------- ---------  --------------
AIR TRANSPORTATION (0.7%)
Delta Airlines, Inc.                       15,000      1,207,500
Southwest Airlines, Co.                    35,000        822,500
 -------------------------------------- ---------  --------------
                                                       2,030,000
 -------------------------------------- ---------  --------------
AMUSEMENTS (1.5%)
Disney Walt, Co.                           40,000      2,970,000
HFS, Inc.                                  19,000      1,301,500
 -------------------------------------- ---------  --------------
                                                       4,271,500
 -------------------------------------- ---------  --------------
AUTOMOTIVE (4.2%)
Chrysler Corp.                             50,000      1,693,750
Danaher Corp.                              55,000      2,378,750
Federal Mogul, Corp.                       60,000      1,477,500
Ford Motor Co. Del                         40,000      1,315,000
Goodyear Tire and Rubber                   40,000      2,110,000
Toyota Motor Corp.                        100,000      2,566,765
 -------------------------------------- ---------  --------------
                                                      11,541,765
 -------------------------------------- ---------  --------------
BUSINESS SERVICES (2.1%)
Ikon Office Solutions, Inc.                52,500      2,165,625
USA Waste Services, Inc. (b)              100,000      3,600,000
 -------------------------------------- ---------  --------------
                                                       5,765,625
 -------------------------------------- ---------  --------------
CAPITAL GOODS (4.9%)
Deere & Co.                                65,000      2,770,625
Emerson Electric Co.                       36,300      3,593,700
General Electric Co.                       70,000      7,201,250
 -------------------------------------- ---------  --------------
                                                      13,565,575
 -------------------------------------- ---------  --------------
CHEMICALS (1.9%)
Du Pont De Nemours & Co.                   35,000      3,753,750
Union Carbide Corp.                        30,000      1,417,500
 -------------------------------------- ---------  --------------
                                                       5,171,250
 -------------------------------------- ---------  --------------
CONSUMER GOODS (3.7%)
CUC International, Inc. (b)               125,000      2,984,375
Gillette Co.                               27,000      2,136,375
Manpower, Inc.                             54,000      2,038,500
CONSUMER GOODS (CONTINUED)
Procter & Gamble, Inc.                     25,000    $ 3,003,125
 -------------------------------------- ---------  --------------
                                                      10,162,375
 -------------------------------------- ---------  --------------
DIVERSIFIED COMPANIES (1.0%)
AlliedSignal, Inc.                         40,000      2,890,000
 -------------------------------------- ---------  --------------
DRUGS (8.4%)
American Home Products Corp.               55,000      3,520,000
Johnson & Johnson                          83,500      4,811,688
Lilly (Eli) & Co.                          40,000      3,495,000
Merck & Co., Inc.                          45,000      4,140,000
Rhone-Poulenc Rhorer, Inc.                 59,700      4,238,700
SmithKline Beecham PLC, ADR                43,000      3,192,750
 -------------------------------------- ---------  --------------
                                                      23,398,138
 -------------------------------------- ---------  --------------
ELECTRONICS PRODUCTS (4.3%)
Analog Devices, Inc.                      110,000      2,557,500
Intel Corp.                                30,000      4,258,125
Micron Technology, Inc.                    55,000      2,062,500
Texas Instruments, Inc.                    40,000      3,085,000
 -------------------------------------- ---------  --------------
                                                      11,963,125
 -------------------------------------- ---------  --------------
FINANCE (17.1%)
American General Hospital Corp. REIT       90,000      2,463,750
Arden Realty, Inc. REIT                    70,000      1,933,750
Associates First Capital Corp., Class
A                                          60,800      2,933,600
Bank of Boston Corp.                       55,000      4,145,625
BankAmerica Corp.                          18,000      2,047,500
Beacon Properties, REIT                   120,000      4,275,000
Camden Property Trust, REIT                45,000      1,231,875
Chase Manhattan Corp.                      25,700      2,573,213
Federal National Mortgage Association      70,000      2,800,000
First International Realty Trust, Inc.
REIT                                       80,000      2,390,000
Keycorp                                    40,000      2,140,000
Merrill Lynch & Co., Inc.                  12,000      1,152,000
Nationsbank Corp.                          30,000      1,796,250
Norwest Corp.                              75,000      3,731,250
Patriot American Hospitality, Inc.,
REIT                                       80,000      3,620,000
Student Loan Marketing Association         25,000      2,646,875
TCF Financial Corp.                        70,000      3,176,250
Trinet Corp. Realty Trust, Inc., REIT      70,000      2,388,750
 -------------------------------------- ---------  --------------
                                                      47,445,688
 -------------------------------------- ---------  --------------

PAGE 9
-------------------------------------

                                                       Market
                                          Shares        Value
 -------------------------------------- ---------  --------------
FOODS (6.7%)
Anheuser Busch Cos., Inc.                  58,000   $  2,581,000
Coca-Cola Co.                             115,000      7,015,000
Heinz H.J. Co.                             60,000      2,497,500
Philip Morris Cos., Inc.                   31,000      4,188,875
Richfoods Holdings, Inc.                   62,500      1,320,313
Sara Lee Corp.                             24,000        930,000
 -------------------------------------- ---------  --------------
                                                      18,532,688
 -------------------------------------- ---------  --------------
HEALTHCARE SERVICES (2.1%)
Boston Scientific Corp.                    43,000      2,848,750
Healthsouth, Corp.                         60,000      2,415,000
Medtronic, Inc.                             8,000        518,000
 -------------------------------------- ---------  --------------
                                                       5,781,750
 -------------------------------------- ---------  --------------
INSURANCE (3.9%)
Allstate Corp.                             15,000        950,625
American International Group, Inc.         30,000      3,630,000
GCR Hldgs., Ltd.                          150,000      3,590,625
Travelers Aetna Property & Casualty
Corp.                                      75,000      2,765,625
 -------------------------------------- ---------  --------------
                                                      10,936,875
 -------------------------------------- ---------  --------------
METALS & MINING (1.2%)
Aluminum Company of America                22,000      1,567,500
Phelps Dodge Corp.                         25,000      1,787,500
 -------------------------------------- ---------  --------------
                                                       3,355,000
 -------------------------------------- ---------  --------------
NATURAL GAS (1.8%)
Burlington Resources, Inc.                 32,000      1,404,000
K N Energy, Inc.                           30,000      1,185,000
Sonat, Inc                                 50,000      2,300,000
 -------------------------------------- ---------  --------------
                                                       4,889,000
 -------------------------------------- ---------  --------------
OFFICE & BUSINESS EQUIPMENT (1.5%)
Compaq Computer Corp.                      35,000      2,773,750
Synopsys, Inc.                             40,000      1,427,500
 -------------------------------------- ---------  --------------
                                                       4,201,250
 -------------------------------------- ---------  --------------
OIL (7.3%)
Amoco Corp.                                27,120      2,291,640
Exxon Corp.                                43,000      4,294,625
Mobil Corp.                                20,100      2,467,275
Occidental Pete Corp.                      41,200      1,050,600
Pennzoil Co.                               55,000      3,155,625
Royal Dutch Petroleum Co.                  29,000      5,017,000
Unocal Corp.                               50,000      1,931,250
 -------------------------------------- ---------  --------------
                                                      20,208,015
 -------------------------------------- ---------  --------------
OIL SERVICES (2.2%)
Diamond Offshore Drilling, Inc.            32,600   $  1,923,400
Halliburton Co.                            30,000      1,938,750
Tidewater, Inc.                            50,000      2,150,000
 -------------------------------------- ---------  --------------
                                                       6,012,150
 -------------------------------------- ---------  --------------
PAPER & PACKAGING (1.5%)
Georgia Pacific Corp.                      37,500      2,925,000
International Paper Co.                    30,000      1,252,500
 -------------------------------------- ---------  --------------
                                                       4,177,500
 -------------------------------------- ---------  --------------
RETAIL (1.9%)
Sears, Roebuck and Co.                     60,000      3,255,000
Tyco International, Ltd.                   32,400      1,911,600
 -------------------------------------- ---------  --------------
                                                       5,166,600
 -------------------------------------- ---------  --------------
SOFTWARE SERVICES (2.7%)
BMC Software, Inc. (b)                     58,000      2,483,125
Microsoft Corp. (b)                        30,000      2,923,125
Peoplesoft, Inc.                           50,000      1,990,625
 -------------------------------------- ---------  --------------
                                                       7,396,875
 -------------------------------------- ---------  --------------
TELECOMMUNICATIONS (7.4%)
AT&T Corp.                                 35,000      1,395,625
Ameritech Corp.                            39,000      2,486,250
Bell South Corp.                           13,000        609,375
Cisco Systems, Inc. (b)                    20,000      1,108,750
GTE Corp.                                  30,000      1,402,500
Lucent Technologies, Inc.                  12,701        684,263
Motorola, Inc.                             40,000      2,235,000
Sprint Corp.                               50,000      2,275,000
Telecommunicacoes Brasileiras ADR          29,000      2,813,000
Teleport Communications Group, Inc.
(b)                                        90,000      2,688,750
Worldcom, Inc.                            105,000      2,802,188
 -------------------------------------- ---------  --------------
                                                      20,500,701
 -------------------------------------- ---------  --------------
TRANSPORTATION (1.8%)
Burlington Northern Santa Fe               17,234      1,434,731
Canadian National Railway Co.             100,000      3,637,500
 -------------------------------------- ---------  --------------
                                                       5,072,231
 -------------------------------------- ---------  --------------
UTILITIES (2.3%)
Allegheny Power Systems, Inc.              57,000      1,745,628
Carolina Power & Light Co.                 30,000      1,113,750
Florida Progress Corp.                     35,000      1,102,500
Pinnacle West Cap. Corp.                   40,000      1,250,000
Scana Corp.                                40,000      1,045,000
 -------------------------------------- ---------  --------------
                                                       6,256,878
 -------------------------------------- ---------  --------------
TOTAL COMMON STOCKS
(COST--$214,199,361)                                 264,452,204
 -------------------------------------- ---------  --------------

                                         (continued on next page)

PAGE 10
-------------------------------------
Keystone Growth and Income Fund (S-1)

                                                       Market
                                          Shares        Value
 -------------------------------------- ---------  --------------
PREFERRED STOCKS (1.8%)
INSURANCE (0.9%)
Sunamerica, Inc.                          60,000     $2,527,500
 -------------------------------------- ---------  --------------
TELECOMMUNICATIONS (0.9%)
Lural Space & Communications              50,000      2,575,000
 -------------------------------------- ---------  --------------
TOTAL PREFERRED STOCKS
(COST--$4,775,425)                                    5,102,500
 -------------------------------------- ---------  --------------


                                      Par       Market
                                     Value       Value
 -------------------------------- ----------  -----------
FIXED INCOME (0.2%)
CONVERTIBLE BONDS & NOTES (0.2%)
INSURANCE (0.2%)
Berkshire Hathaway, Inc., 2001     $330,000    $353,100
Swift Energy Co., 6.250%, 2006      175,000     165,375
 -------------------------------- ----------  -----------
TOTAL FIXED INCOME
(COST--$474,567)                                518,475
 -------------------------------- ----------  -----------


                                        Maturity        Market
                                          Value         Value
------------------------------------  ------------  --------------
SHORT-TERM INVESTMENTS (3.5%)
REPURCHASE AGREEMENTS (3.5%)
Investments in repurchase
agreements, in a joint trading
account purchased 2/28/97, 5.413%,
maturing 3/3/97.                       $9,749,044    $  9,749,000
------------------------------------  ------------  --------------
TOTAL SHORT-TERM INVESTMENTS
(COST--$9,749,000) (A)                                  9,749,000
------------------------------------  ------------  --------------
TOTAL INVESTMENTS
(COST--$229,198,353)                                  279,822,179
------------------------------------  ------------  --------------
OTHER ASSETS AND LIABILITIES--NET
(-1.0%)                                                (2,877,137)
------------------------------------  ------------  --------------
NET ASSETS (100%)                                    $276,945,042
------------------------------------  ------------  --------------

(a) The cost of investments and foreign currency holdings for federal income tax purposes amounted to $229,198,353. Gross unrealized appreciation and depreciation on investments, based on identified tax cost, at February 28, 1997 are as follows:

Gross unrealized appreciation      $52,699,801
Gross unrealized depreciation       (2,075,975)
                                 --------------
Net unrealized appreciation        $50,623,826
                                 ==============

(b) Non-income-producing security.

(c) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at February 28, 1997.

Legend of Portfolio Abbreviations:

ADR--American Depository Receipts

REIT--Real Estate Investment Trust

PAGE 11
-------------------------------------

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each year)

                                     Six Months
                                        Ended
                                  February 28, 1997                    Year Ended August 31,
                                                     ---------------------------------------------------------
                                     (Unaudited)        1996       1995        1994        1993        1992
 ===============================  =================  ========== ==========  ==========  ==========   =========
Net asset value beginning of
year                                  $  25.05        $  22.98   $  23.21    $  25.42    $  23.17    $  25.12
 -------------------------------  -----------------  ---------- ----------  ----------  ----------   ---------
Income from investment
operations
Net investment income                     0.07(c)         0.12       0.25        0.16        0.11        0.15
Net realized and unrealized
gain (loss) on investments and
foreign currency related
transactions                              4.39            3.69       2.66       (0.35)       3.11       (0.11)
 -------------------------------  -----------------  ---------- ----------  ----------  ----------   ---------
Total from investment
operations                                4.46            3.81       2.91       (0.19)       3.22        0.04
 -------------------------------  -----------------  ---------- ----------  ----------  ----------   ---------
Less distributions from
Net investment income                    (0.10)          (0.54)     (0.25)      (0.23)      (0.11)      (0.15)
In excess of net investment
income                                      --           (0.22)     (0.11)      (0.05)      (0.17)      (0.17)
Net realized gain on
investments                              (3.18)          (0.98)     (2.78)      (1.74)      (0.69)      (1.67)
 -------------------------------  -----------------  ---------- ----------  ----------  ----------   ---------
Total distributions                      (3.28)          (1.74)     (3.14)      (2.02)      (0.97)      (1.99)
 -------------------------------  -----------------  ---------- ----------  ----------  ----------   ---------
Net asset value end of year           $  26.23        $  25.05   $  22.98    $  23.21    $  25.42    $  23.17
 -------------------------------  -----------------  ---------- ----------  ----------  ----------   ---------
Total return (a)                         18.22%          17.31%     13.87%      (0.72%)     14.31%       0.38%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses (d)                       1.58%(b)        1.85%      1.75%       2.07%       2.28%       2.08%
 Total expenses, excluding
indirect expenses                         1.57%(b)        1.84%       N/A         N/A         N/A         N/A
 Net investment income (loss)             0.52%(b)        0.52%      1.09%       0.67%       0.47%       0.61%
Portfolio turnover rate                     50%            139%       115%         73%         96%         95%
Average commissions rate paid         $ 0.0639        $ 0.0635        N/A         N/A         N/A         N/A
 -------------------------------  -----------------  ---------- ----------  ----------  ----------   ---------
Net assets end of year
(thousands)                           $276,945        $224,819   $199,456    $208,532    $234,688    $204,004
 ===============================  =================  ========== ==========  ==========  ==========   =========

(a) Excluding applicable sales charges.

(b) Annualized

(c) Computed using average shares outstanding throughout the period.

(d) For the six months ended February 28, 1997 and the year ended August 31, 1996, the expense ratios include indirectly paid expenses.
    (See note 6)

PAGE 12
-------------------------------------
Keystone Growth and Income Fund (S-1)

STATEMENT OF ASSETS AND LIABILITIES
February 28, 1997 (Unaudited)

 Assets
 Investments at market value
   (identified cost--$229,198,353)                  $279,822,179
 Cash                                                     98,706
 Receivable for:
  Investments sold                                     3,391,176
  Fund shares sold                                       815,701
  Dividends and interest                                 450,547
 Prepaid expenses and other assets                        23,863
 -----------------------------------------------     ------------
   Total assets                                      284,602,172
 -----------------------------------------------     ------------
Liabilities
 Payable for:
  Investments purchased                                5,242,570
  Fund shares redeemed                                 2,191,079
 Other accrued expenses                                  223,481
 -----------------------------------------------     ------------
   Total liabilities                                   7,657,130
 -----------------------------------------------     ------------
Net assets                                          $276,945,042
 -----------------------------------------------     ------------
Net assets represented by (Note 3)
 Paid-in-capital                                    $214,594,740
 Net undistributed investment income                   5,313,922
 Accumulated net realized gain on investment
   transactions                                        6,412,554
 Net unrealized appreciation on investments           50,623,826
 -----------------------------------------------     ------------
   Total net assets                                 $276,945,042
 -----------------------------------------------     ------------
Net asset value
 Net assets of $276,945,042 / 10,558,777 shares
   outstanding                                            $26.23
 -----------------------------------------------     ------------


STATEMENT OF OPERATIONS
Six Months Ended February 28, 1997 (Unaudited)

Investment income
Dividends (net of foreign withholding  tax
of $20,226)                                                 $ 2,511,932
Interest                                                        171,687
-------------------------------------------  ------------  -------------
  Total income                                                2,683,619
-------------------------------------------  ------------  -------------
Expenses (Notes 4, 5 and 6)
Management fee                                $   844,586
Distribution Plan expenses                        774,461
Transfer agent fees                               285,456
Custodian fees                                     62,839
Registration fees                                  18,302
Printing                                           17,817
Accounting                                          9,946
Auditing and legal                                  7,641
Trustees' fees and expenses                         1,814
Miscellaneous expenses                              6,145
-------------------------------------------  ------------  -------------
  Total expenses                                2,029,007
   Less: Expenses paid indirectly
    (Note 6)                                      (10,770)
-------------------------------------------  ------------  -------------
  Net expenses                                                2,018,237
-------------------------------------------  ------------  -------------
Net investment income                                           665,382
-------------------------------------------  ------------  -------------
Net realized and unrealized gain (loss)  on
investments and foreign currency  related
transactions (Note 3)
 Net realized gain on investments              16,117,430
 Net realized loss on foreign currency
   related transactions                          (109,823)
  -----------------------------------------      ---------    ----------
 Net realized gain on investments and
   foreign currency related transactions                     16,007,607
  -----------------------------------------                   ----------
 Net change in unrealized appreciation on
   investments and foreign currency related
   transactions                                              25,038,613
  -----------------------------------------                   ----------
 Net realized and unrealized gain on
   investments and foreign currency related
   transactions                                              41,046,220
  -----------------------------------------                   ----------
 Net increase in net assets resulting from
   operations                                               $41,711,602
  -----------------------------------------                   ----------

See Notes to Financial Statements.

PAGE 13
-------------------------------------
Keystone Growth and Income Fund (S-1)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               Six Months Ended
                                                                                 February 28,
                                                                                     1997           Year Ended
                                                                                 (Unaudited)     August 31, 1996
 ============================================================================  ================ ================
Operations
 Net investment income                                                           $    665,382      $  1,158,899
 Net realized gain on investments and foreign currency related transactions        16,007,607        35,400,173
 Net change in unrealized appreciation on investments and foreign currency
  related transactions                                                             25,038,613        (2,334,533)
 ----------------------------------------------------------------------------  ---------------- ----------------
  Net increase in net assets resulting from operations                             41,711,602        34,224,539
 ----------------------------------------------------------------------------  ---------------- ----------------
Distributions to shareholders from (Note 5)
 Net investment income                                                               (975,792)       (4,796,628)
 In excess of net investment income                                                        --        (1,898,638)
 Net realized gain on investment transactions                                     (30,034,147)       (8,574,523)
 ----------------------------------------------------------------------------  ---------------- ----------------
  Total distributions to shareholders                                             (31,009,939)      (15,269,789)
 ----------------------------------------------------------------------------  ---------------- ----------------
Capital share transactions (Note 2)
 Proceeds from shares sold                                                         56,803,949        54,640,514
 Payments for shares redeemed                                                     (42,126,549)      (61,283,587)
 Net asset value of shares issued in reinvestment of distributions                 26,746,715        13,051,460
 ----------------------------------------------------------------------------  ---------------- ----------------
 Net increase in net assets resulting from capital share transactions              41,424,115         6,408,387
 ----------------------------------------------------------------------------  ---------------- ----------------
  Total increase in net assets                                                     52,125,778        25,363,137
 ----------------------------------------------------------------------------  ---------------- ----------------
Net assets:
 Beginning of year                                                                224,819,264       199,456,127
 ----------------------------------------------------------------------------  ---------------- ----------------
 End of year [including undistributed net investment income as follows:
  1997--$5,313,922 and 1996--$5,624,332]                                         $276,945,042      $224,819,264
 ============================================================================  ================ ================

See Notes to Financial Statements.

PAGE 14
-------------------------------------
Keystone Growth and Income Fund (S-1)

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. Significant Accounting Policies

Keystone Growth and Income Fund (S-1), (the "Fund") is a Pennsylvania trust for which Keystone Investment Management Company ("Keystone") is the Investment Adviser and Manager. Keystone was formerly a wholly owned subsidiary of Keystone Investments, Inc ("KII"). On December 11, 1996, KII, and indirectly each of its subsidiaries, were acquired by First Union National Bank of North Carolina.

The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company. The Fund's investment objective is growth of capital and long-term growth of income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. Valuation of Securities

Investments are usually valued at the closing sales price, or, in the absence of sales and for over-the-counter securities, the mean of the bid and asked prices. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost which approximates market value. Short-term securities with greater than 60 days to maturity are valued at market value.

B. Repurchase Agreements

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.

Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. Foreign Currency

The books and records of the Fund are maintained in United States ("U.S.") dollars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount

PAGE 15
-------------------------------------
Keystone Growth and Income Fund (S-1)

NOTES TO FINANCIAL STATEMENTS (Unaudited)

actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on foreign currency transactions

D. Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and are marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

E. Security Transactions and Investment Income

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Dividend income is recorded on the ex-dividend date.

F. Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund intends to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income or excise tax is required.

G. Distributions

The Fund distributes net investment income quarterly and net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The tax treatment of such distributions for the calendar year will be reported to shareholders prior to February 1, 1998.

2. Capital Share Transactions

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with a par value of $1.00. Transactions in shares of the Fund were as follows:

                   Six Months Ended
                     February 28,
                         1997           Year Ended
                      (Unaudited)     August 31, 1996
 -----------------  ----------------  ---------------
Shares sold            2,135,660         2,238,539
Shares redeemed       (1,599,874)       (2,509,938)
Shares issued in
  reinvestment of
  distributions        1,048,467           568,144
 -----------------  ----------------  ---------------
Net increase           1,584,253           296,745
 -----------------  ----------------  ---------------

3. Securities Transactions

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) for the six months ended February 28, 1997 were $138,966,745 and $123,277,161, respectively.

PAGE 16
-------------------------------------
Keystone Growth and Income Fund (S-1)

NOTES TO FINANCIAL STATEMENTS (Unaudited)

4. Distribution Plan

The Fund bears some of the costs of selling its shares under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays its principal underwriter amounts which are calculated and paid daily.

  Prior to December 11, 1996, Evergreen Keystone Investment Services, Inc. (Formerly Keystone Investment Distributors Company) ("EKIS"), a wholly owned subsidiary of Keystone, served as the Fund's principal underwriter. On December 11, 1996, the Fund entered into a principal underwriting agreement with Evergreen Keystone Distributors, Inc. (Formerly, Evergreen Fund Distributor, Inc.) ("EKD"), a wholly owned subsidiary of BISYS Group, Inc. At that time, EKD replaced EKIS as the Fund's principal underwriter.

  Under the Plan, the Fund pays a distribution fee amount which may not exceed 1.00% of the Fund's average daily net assets. Of that amount, 0.75% is used to pay distribution expenses and 0.25% may be used to pay service fees. For the six months ended February 28, 1997, distribution fees amounted to 0.60% (annualized) of the Fund's average daily net assets, of which the service fee portion of the fee amounted to 0.22% (annualized) of the Fund's average daily net assets.

  Contingent deferred sales charges paid by redeeming shareholders may be paid to EKD. During the six months ended February 28, 1997, the Fund received $36,425 in contingent deferred sales charges. Contingent deferred sales charges received by the Fund are used to reduce the Fund's distribution plan expenses.

  The Plan may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the Fund. However, after the termination of the Plan, and subject to the discretion of the Independent Trustees, payments to EKIS and/or EKD may continue as compensation for services which had been earned while the Plan was in effect.

  EKD intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. EKD intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits.

5. Investment Advisory Agreement and Other Affiliated Transactions

Under the terms of the investment advisory agreement dated December 11, 1996, Keystone serves as the investment adviser and manager to the Fund. Keystone provides the Fund with investment advisory and management services to the Fund. In return, Keystone is paid a management fee, computed and paid daily, which is determined by applying percentage rates starting at 0.70% and declining as net assets increase to 0.35% per annum, to the average daily net asset value of the Fund.

  Prior to December 11, 1996, Keystone Management, Inc. ("KMI"), a wholly owned subsidiary of Keystone, served as investment manager to the Fund and provided investment management and administrative services. Under the investment advisory agreement between KMI and Keystone, Keystone served as investment adviser and provided investment advisory and management services to the Fund. In return for its services, Keystone received an annual fee equal to 85% of the management fee received by KMI. For the six months ended February 28, 1997, the aggregate management fee paid by the Fund under both agreements amounted to 0.66% (annualized) of the Fund's average daily net assets.

  During the six months ended February 28, 1997, the Fund paid or accrued $9,946 to Keystone for

PAGE 17
-------------------------------------

certain accounting services. Additionally, during the six months ended February 28, 1997, the Fund paid or accrued $285,456 to Evergreen Keystone Services Company (formerly Keystone Investor Resource Center, Inc.), a wholly-owned subsidiary of Keystone, for services rendered as the Fund's transfer and dividend disbursing agent.

  Certain officers and/or Directors of Keystone are also officers and/or Trustees of the Fund. Officers of Keystone and affiliated Trustees receive no compensation directly from the Fund.

6. Expense Offset Arrangement

The Fund has entered into an expense offset arrangement with its custodian. For the six months ended February 28, 1997, the Fund incurred total custody fees of $62,839 and received a credit of $10,770 pursuant to this expense offset arrangement, resulting in a net custody expense of $52,069. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

PAGE 18
-------------------------------------
Keystone Growth and Income Fund (S-1)

Additional Information

The Fund held a special meeting of shareholders on Monday, December 9, 1996. On October 18, 1996, the record date for the meeting, the Fund had 9,003,767.797 shares outstanding, of which 5,482,603.173 shares were represented at the meeting. The votes at the meeting were as follows:

Proposal 1: To elect the following persons as Trustee of the Fund:

                                       Number of Shares
                               -------------------------------
Nominees for Trustee             Affirmative       Withhold
-----------------------------   --------------- --------------
Lawrence B. Ashkin              5,324,589.221     158,013.952
Frederick Amling                5,326,020.612     156,582.561
Charles A. Austin, III          5,326,978.333     155,624.840
Foster Bam                      5,326,125.612     156,477.561
George S. Bissell               5,325,106.615     157,496.558
Edwin D. Campbell               5,326,585.612     156,017.561
Charles F. Chapin               5,326,978.333     155,624.840
K. Dun Gifford                  5,326,873.333     155,729.840
James S. Howell                 5,326,585.612     156,017.561
Leroy Keith, Jr.                5,325,591.333     157,011.840
F. Ray Keyser                   5,324,739.949     157,863.224
Gerald M. McDonnell             5,325,073.217     157,529.956
Thomas L. McVerry               5,326,978.333     155,624.840
William Walt Pettit             5,325,087.717     157,515.456
David M. Richardson             5,326,978.333     155,624.840
Russell A. Salton, III M.D.     5,326,771.914     155,831.259
Michael S. Scofield             5,326,320.911     156,282.262
Richard J. Shima                5,325,431.575     157,171.598
Andrew J. Simons                5,326,978.333     155,624.840

Proposal 2: To approve an investment advisory and management agreement between Keystone Investment Management Company and the Fund:


                               Affirmative       Against       Abstain
                              --------------- ------------  -------------
                              5,174,838.258    90,998.715    216,766.200

PAGE 19
-------------------------------------

Keystone's Services
for Shareholders

 KEYSTONE AUTOMATED RESPONSE LINE (KARL)--Receive up-to-date account information on your balance, last transaction and recent Fund distribution. You may also process transactions such as investments, redemptions and exchanges using a touch-tone telephone as well as receive quotes on price, yield, and total return of your Keystone Fund. Call toll-free, 1-800-346-3858.

  EASY ACCESS TO INFORMATION ON YOUR ACCOUNT--Information about Keystone accounts is available 24 hours a day through KARL. To speak with a Shareholder Services representative about your account, call toll-free 1-800-343-2898 between 8:00 A.M. and 6:00 P.M. Eastern time. Retirement Plan investors should call 1-800-247-4075.

  ADDITIONS TO YOUR ACCOUNT--You can buy additional shares for your account at any time, with no minimum additional investment.

  REINVESTMENT OF DISTRIBUTIONS--You can compound the return on your investment by automatically reinvesting your Fund's distributions at net asset value with no sales charge.

  EXCHANGE PRIVILEGE--You may move your money among funds in the same Keystone family quickly and easily for a nominal service fee. KARL gives you the added ability to move your money any time of day, any day of the week. Keystone offers a variety of funds with different investment objectives for your changing investment needs.

  ELECTRONIC FUNDS TRANSFER (EFT)-- Referred to as the "paper-less transaction," EFT allows you to take advantage of a variety of preauthorized account transactions, including automatic monthly investments and systematic monthly or quarterly withdrawals. EFT is a quick, safe and accurate way to move money between your bank account and your Keystone account.

  CHECK WRITING--Shareholders of Keystone Liquid Trust may exercise the check writing privilege to draw from their accounts.

  EASY REDEMPTION--KARL makes redemption services available to you 24 hours a day, every day of the year. The amount you receive may be more or less than your original account value depending on the value of fund shares at time of redemption.

  RETIREMENT PLANS--Keystone offers a full range of retirement plans, including IRA, SEP-IRA, profit sharing, money purchase, and defined contribution plans. For more information, please call Retirement Plan Services, toll-free at 1-800-247-4075.

  Keystone is committed to providing you with quality, responsive account service. We will do our best to assist you and your financial adviser in carrying out your investment plans.